Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

15. Income taxes

     The Company's operations are conducted by its foreign subsidiaries in Latin America and the Caribbean. The foreign subsidiaries are incorporated under the laws of their respective countries and as such the Company is taxed in such foreign countries.

     Statutory tax rates in the countries in which the Company operates for fiscal years 2012, 2011 and 2010 were as follows:

	2012	2011	2010

Puerto Rico	20%	30%	39%
Argentina, Martinique, French Guyana, Guadeloupe, St
Croix, St. Thomas, Aruba and Curacao	35%	35%	35%
Brazil and Venezuela	34%	34%	34%
Colombia	33%	33%	33%
Costa Rica, Peru and Mexico	30%	30%	30%
Panamá	25%	25%	27.5%
Uruguay and Trinidad and Tobago	25%	25%	25%
Ecuador	23%	24%	25%
Chile	20%	20%	17%

Income tax expense for fiscal years 2012, 2011 and 2010 consisted of the following:

	2012	2011	2010
Current income tax expense	$32,147	$47,485	$64,551
Deferred income tax expense (benefit)	14,228	(2,882)	(61,101)
Income tax expense	$46,375	$44,603	$3,450

     Income tax expense for fiscal years 2012, 2011 and 2010 differed from the amounts computed by applying the Company's weighted-average statutory income tax rate to pre-tax income as a result of the following:

	2012	2011	2010
Pre-tax income	$160,963	$160,403	$109,742
Weighted-average statutory income tax rate (i)	35.20%	32.35%	36.87%
Income tax expense at weighted-average statutory tax rate
on pre-tax income	56,659	51,890	40,462
Permanent differences:
Change in valuation allowance	(7,660)	(20,962)	(91,416)
Non-deductible expenses	22,258	28,783	31,575
Tax deductible goodwill in Brazil (ii)	(18,789)	(21,640)	-
Withholding income taxes on intercompany transactions	3,437	9,038	8,233
Loss on amnesty program	-	-	8,681
Tax inflation adjustment	(10,983)	(3,471)	(3,994)
Expiration of tax loss carryforwards	1,017	1,298	6,071
Others	436	(333)	3,838
Income tax expense	$46,375	$44,603	$3,450

(i)
Weighted-average statutory income tax rate is calculated based on the lump-sum of the income before taxes by country multiplied by the prevailing statutory income tax rate, divided by the consolidated income before taxes.

(ii)	In November 2010, the Company completed the corporate reorganization of its companies in Brazil that was commenced on December 29, 2008. Among other corporate synergies, the reorganization resulted in contribution of the shares of the Brazilian operating entities to a new holding company and generated a tax deductible goodwill amounting to $310 million. The goodwill is deductible in Brazil for income tax purposes through its amortization in a period of 60 months starting in December 2010 following the merger of the Brazilian entities. The Company did not recognize any deferred tax asset for this benefit following the exemption in ASC 740-10-25-3.e. applicable to intercompany transfers. Therefore, the tax benefit is being recognized when realized on the tax return and applied to reduce income tax expenses.

The tax effects of temporary differences that give rise to the Company's deferred tax assets and liabilities at December 31, 2012 and 2011 are presented below:

	2012	2011
Tax loss carryforwards (i)	$267,826	$273,344
Purchase price allocation adjustment	92,715	105,457
Property and equipment – tax inflation adjustment	39,290	31,749
Other accrued payroll and other liabilities	15,452	30,551
Share-based compensation programs	9,679	12,450
Provision for contingencies	9,447	11,905
Other deferred tax assets	20,185	18,015
Property and equipment – difference in depreciation rates	(54,383)	(61,411)
Other deferred tax liabilities (ii)	(16,769)	(23,374)
Valuation allowance (iii)	(236,563)	(223,775)
Net deferred tax asset	$146,879	$174,911

(i)

As of December 31, 2012, the Company and its subsidiaries had accumulated operating tax loss carryforwards amounting to $959,803. These operating tax loss carryforwards expire as follows:

2012
Fiscal year 2013	$10,241
Fiscal year 2014	2,712
Fiscal year 2015	4,458
Fiscal year 2016	1,768
Fiscal year 2017	51,397
Thereafter	333,639
Without expiration terms	555,588
$959,803

(ii) Primarily related to intangible assets and foreign currency exchange gains.

(iii) In assessing the realizability of deferred income tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

     Balance sheets classification of deferred taxes at December 31, 2012 and 2011 is as follows: current deferred tax assets of $22,178 in 2012 and $36,713 in 2011; non-current deferred tax assets of $133,708 in 2012 and $142,848 in 2011; and non-current deferred tax liabilities of $9,007 in 2012 and $4,650 in 2011.

     Deferred income taxes have not been recorded for temporary differences related to investments in certain foreign subsidiaries. These temporary differences were approximately $134.6 million at December 31, 2012 and consisted of undistributed earnings considered permanently invested in subsidiaries. Determination of the deferred income tax liability on these unremitted earnings is not practicable because such liability, if any, is dependent on circumstances existing if and when remittance occurs.

     As of December 31, 2012 and 2011, the Company's gross unrecognized tax benefits totaled $1,554 and $6,088 (including interests and penalties), respectively, that would favorably affect the effective tax rate if resolved in the Company's favor. These amounts are mainly included in income tax payable on the consolidated balance sheets for 2012 and 2011, respectively. During fiscal year 2012, the Company paid income tax claims in the French islands (Martinique, French Guyana and Guadeloupe) pursuant to which unrecognized tax benefits decreased by $4,614. The Company is regularly under audit in multiple tax jurisdictions. It is reasonably possible that, as a result of audit progression within the next 12 months, there may be new information that causes the Company to reassess the total amount of unrecognized tax benefits recorded. While the Company cannot estimate the impact that new information may have on our unrecognized tax benefit balance, we believe that the liabilities that are recorded are appropriate and adequate as determined under ASC 740. The Company is generally no longer subject to income tax examinations by tax authorities for years prior to 2006.